SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
[X] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          CHUBB INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  ]        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A..
[  ]        $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
[  ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.
            1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------
            2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
            5) Total fee paid:

[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            --------------------------------------------------------------------
            1) Amount Previously Paid:
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            2) Form, Schedule or Registration Statement No.:
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            3) Filing Party:
            --------------------------------------------------------------------
            4) Date filed:

[Logo]
October 8, 1997

Dear Shareholders:

As mentioned in my October 3, 1997 letter to you, the Chubb Investment Funds, Inc. has entered into a new relationship with the Van Eck Family of Funds, becoming part of the Van Eck Partnership Series. The Chubb Investment Funds are now called the Van Eck/Chubb Funds, Inc.

Chubb Asset Managers continues as the investment manager and the funds' investment objectives will not change. Therefore, the portfolio managers and the investment style will remain the same. Van Eck has become the administrator and distributor of the funds.

In addition, the Board of Directors has nominated a new slate of Directors for election at a Special Meeting of Shareholders to be held on November 17, 1997.
A biography of these individuals can be found in the enclosed Proxy Statement. The Board of Directors believes that these nominees are amply qualified to serve as Directors of Van Eck/Chubb Funds.

PLEASE TAKE A MOMENT NOW TO READ THE ENCLOSED NOTICE AND PROXY STATEMENT AND THEN TO SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT 1-800-826-3251.

Your prompt attention to this matter benefits all shareholders. Thank you.

Sincerely,

/s/ Michael O'Reilly
--------------------
Michael O'Reilly
President

                             VAN ECK/CHUBB FUNDS, INC.
                    99 Park Avenue, New York, New York 10016
                   (212) 687-5200 o Toll Free (800) 826-3251

              ---------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 17, 1997
              ---------------------------------------------------

     A Special Meeting of Shareholders of Van Eck/Chubb Funds, Inc. ("Van Eck/Chubb Funds"), formerly known as Chubb Investment Funds, Inc., on behalf of the Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Money Market Fund, Tax-Exempt Fund and Total Return Fund series (individually, a "Fund"; collectively, the "Funds") will be held at the offices of Van Eck/Chubb Funds, 8th Floor, 99 Park Avenue, New York, New York, 10016 on Monday, November 17, 1997, at 3:00 P.M., New York Time, for the following purposes:

          1.   To elect a Board of Directors; and

          2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on October 1, 1997 are entitled to notice of, and to vote at, the Special Meeting.

                                      By order of the Board of Trustees,

                                      THADDEUS LESZCZYNSKI
                                      Secretary


October 8, 1997

----------------------------------------------------------------------
            WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING OR NOT,
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                            AND RETURN IT PROMPTLY.
----------------------------------------------------------------------

                           VAN ECK/CHUBB FUNDS, INC.
                    99 Park Avenue, New York, New York 10016
                   (212) 687-5200 o Toll Free (800) 826-3251

              ---------------------------------------------------
                                PROXY STATEMENT
                        Special Meeting of Shareholders
                               November 17, 1997
              ---------------------------------------------------

     This Proxy Statement is furnished to shareholders of the Van Eck/Chubb Funds, Inc. ("Van Eck/Chubb Funds"), formerly known as Chubb Investment Funds, Inc., on behalf of the Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Money Market Fund, Tax-Exempt Fund and Total Return Fund series (individually, a "Fund"; collectively, the "Funds"), in connection with the solicitation by the Board of Directors of Van Eck/Chubb Funds of proxies to be used at a Special Meeting of Shareholders of the Funds (the "Special Meeting") to be held at the offices of Van Eck/Chubb Funds, 99 Park Avenue, 8th floor, New York, New York 10016, on Monday, November 17, 1997 at 3:00 P.M., New York Time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The enclosed proxy can be revoked by notice in writing to Van Eck/Chubb Funds at any time before it is exercised or by voting in person at the Special Meeting. The cost of soliciting proxies will be borne by Chubb Asset Managers, Inc., ("Investment Manager") and Van Eck Associates Corporation (the "Investment Administrator"). In addition to solicitation by mail, some of Van Eck/Chubb Funds' officers and employees of the Investment Manager and Investment Administrator, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interview. This proxy soliciting material is being mailed to shareholders on or about October 15, 1997.

     Only shareholders of record at the close of business on October 1, 1997 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment(s) thereof.

     Each proxy card will be voted in accordance with the shareholder's instruction with respect to the election of Directors. If no such instruction is indicated, the proxy will be voted FOR election of the proposed slate of Directors. In the event there are not sufficient votes to elect Directors at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitations of proxies by Van Eck/Chubb Funds. If Van Eck/Chubb Funds proposes to adjourn the Special Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment. Please note that the form of proxy card provides a space on which you may mark your instructions for or against, or withhold authority for, one or more of the Directors. Voting on the election of Directors will be tabulated on a Van Eck/Chubb Funds-wide basis.

     As of the close of business on October 1, 1997, there were outstanding 15,719,323.75 shares of Van Eck/Chubb Funds, consisting of: Capital Appreciation Fund--688,491.986; Global Income Fund--1,269,863.762; Government Securities Fund--1,059,463.776; Growth and Income Fund--1,903,057.788; Money Market Fund--8,090,657.970; Tax-Exempt Fund--1,071,506.890 and Total Return Fund --1,636,281.578. Each full share is entitled to one full vote and each fractional share is entitled to a proportionate share of one vote.

     As of September 26, 1997, the following persons were known to the Funds to own of record or beneficially more than 5% of the outstanding shares as follows:


Chubb Asset Managers, Inc.            Global Income Fund            55.083%
100 William Street                    Government Securities Fund    20.475%
New York, NY 10038                    Money Market Fund             19.554%


Federal Insurance Company             Capital Appreciation Fund     14.695%
C/o Chubb & Son                       Tax-Exempt Fund               18.493%
15 Mountain View Road
Warren, NJ 07059

Vigilant Insurance Company            Global Income Fund            36.969%
c/o Chubb & Son Inc.
15 Mountain View Road
Warren, NJ 07059

     Officers and Directors of Van Eck/Chubb Funds as a group owned less than 1% of the outstanding shares of each Fund on September 26, 1997.

     A proxy card that is properly executed and returned to a broker that holds Fund shares for a client in its own name, accompanied by instructions to withhold authority to vote with respect to the election of Directors, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power), and the shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. A properly executed and returned proxy card marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and therefore have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

            A copy of each Fund's most recent annual and semi-annual reports are available, without charge, upon request by writing to the Fund at the above address or by calling (800) 452-4822.

                                   BACKGROUND

     Chubb Asset Managers, Inc., the Investment Manager, whose principal business office is at 15 Mountain View Road, Warren, New Jersey 07061, has managed the investment and reinvestment of assets of the Funds since commencement operations of each Fund. Chubb Investment Advisory Corporation ("CIAC") served as the investment administrator and Chubb Securities Corporation ("CSC") served as the distributor from inception of Chubb Investment Funds, Inc. on April 18, 1986 until October 1, 1997. CIAC and CSC are wholly-owned by Chubb Life Insurance Company ("Chubb Life"), which was acquired by Jefferson-Pilot ("Jefferson-Pilot") on April 30, 1997. Jefferson-Pilot acquired substantially all of the business of Chubb Life except as it pertained to the Funds. CIAC and CSC informed the Board that they intended to restructure its operations relating to investment companies not serving as investment vehicles for life insurance or annuity contracts. The Board considered appropriate action and retained, effective October 1, 1997, Van Eck Associates Corporation to serve as Investment Administrator and Van Eck Securities Corporation, a wholly owned subsidiary of the Investment Administrator, as Distributor. Chubb Asset Managers, Inc. will remain the Investment Manager. At that time, the Board nominated the proposed slate of Directors, most of whom are affiliated with the Investment Administrator. The principal business offices of the Investment Administrator and the Distributor are at 99 Park Avenue, New York, New York 10016.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     Five individuals have been nominated for election as Directors of Van Eck/Chubb Funds. None of the nominees is related to one another. Each nominee has consented to continue to serve if elected at the Special Meeting.

     If elected, the Directors will hold office until a successor has been elected and has qualified, or until such Director's earlier death, resignation or removal. However, any Director may resign, and any Director may be removed with or without cause at any time by a vote of a majority of the voted shares entitled to be cast for the election of Directors at any meeting of shareholders, duly called and at which a quorum is present. In case of a vacancy on the Board, the remaining Directors may, in their discretion, appoint any person to fill the vacancy. If at any time less than a majority of the Directors have been elected by shareholders, the Directors then in office will promptly call a meeting of shareholders for the purpose of electing Directors. Other than when that situation occurs, no shareholder meetings will be held for the purpose of electing Directors, unless otherwise required.

     Each of the nominees for Director is listed in the chart below. An asterisk (*) next to a name indicates that the nominee is an "interested person" of Van Eck/Chubb Funds, the Investment Administrator and/or the Distributor, as defined in the Investment Company Act of 1940.

Nominee (Age) & Address       Principal Occupation(s) During the Past Five Years
-----------------------       --------------------------------------------------

John C. van Eck*         (82)   Chairman of the Board and  President  of Van Eck
99 Park Avenue                  Funds  and Van Eck  Worldwide  Insurance  Trust;
New York, NY 10016              Chairman of Van Eck Associates  Corporation  and
                                Van Eck Securities Corporation. Mr. van Eck and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.


Jeremy H. Biggs          (62)   Trustee  of Van Eck Funds and Van Eck  Worldwide
Two World Trade Center          Insurance Trust;  Chairman of Davis Funds Group;
New York, NY 10048              Vice  Chairman,  Director  and Chief  Investment
                                Officer    of    Fiduciary     Trust     Company
                                International;  Treasurer  and  Director  of the
                                Royal Oak  Foundation  (the UK  National Trust);
                                Director  and  former   Chairman  of  the  Union
                                Settlement  Association  (the largest  community
                                service organization in East Harlem); First Vice
                                President,   Trustee  and  Chairman  of  Finance
                                Committee  of Saint  James  School,  St.  James,
                                Maryland.


Wesley G. McCain         (55)   Trustee  of Van Eck  Funds,  Van  Eck  Worldwide
144 East 30th Street            Insurance Trust, Peregrine Funds and Libre Group
New York, NY 10016              Trust;  Chairman  and Owner of Towneley  Capital
                                Management, Inc; Chairman and Trustee of Eclipse
                                Financial   Asset  Trust;   General  Partner  of
                                Pharaoh Partners,  LP and a Managing Director of
                                Pharaoh Partners (Cayman), LDC.

Nominee (Age) & Address       Principal Occupation(s) During the Past Five Years
-----------------------       --------------------------------------------------
David J. Olderman       (62)    Trustee  of Van Eck Funds and Van Eck  Worldwide
40 East 52nd Street             Insurance  Trust;  Chairman of the Board,  Chief
New York, NY 10022              Executive Officer and Owner of Carret & Company,
                                Inc.;   Owner  and  Chairman  of  the  Board  of
                                American Copy Equipment Corporation; Director of
                                Laidig  Inc.;  Director  of Greif  Bros.  Corp.;
                                Director of AmeriCares  Inc.;  Chairman and part
                                owner   of   Brighton   Partners,    a   medical
                                partnership;  and  Chairman  and  part  owner of
                                Nature   Coast   industries,   an   aqua-farming
                                concern.


Michael O'Reilly*      (54)    Senior  Vice  President  and  Chief   Investment
15 Mountain View Road          Officer  of  The  Chubb  Corporation;  Director,
Warren, NJ 07061               President and Chief  Operating  Officer of Chubb
                               Asset Managers,  Inc.; and Senior Vice President
                               and  Director  of  Chubb   Investment   Advisory
                               Corporation.


-------------
*Mr. van Eck is an "interested person" of Van Eck/Chubb Funds by virtue of his position with the Distributor. Mr. O'Reilly is an "interested person" of Van Eck/Chubb Funds by virtue of his position as an officer of Van Eck/Chubb Funds and his positions with the Investment Manager. The Investment Manager is the investment adviser to the Fund.

With the exception of Mr. O'Reilly who has served as a Director since 1987, none of the other nominees has served as a Director of Van Eck/Chubb Funds.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has an Audit Committee that normally meets two times per year, prior to the first two quarterly meetings of the Board of Directors, or as required. The Audit Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Funds, reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. The Audit Committee is composed entirely of Directors who are not "interested persons" of Van Eck/Chubb Funds, its principal underwriter, the Investment Manager or their affiliates. The members of the Audit Committee are the Van Eck/Chubb Funds Directors currently in office.

INFORMATION ON BOARD MEETINGS DURING FISCAL YEAR 1996

     During the fiscal year ended December 31, 1996, the Directors then in office met four times.

     The Directors who are not "interested persons" of Van Eck/Chubb Funds receive an annual fee of $2,000 from the Funds, payable quarterly, as compensation for services as a Director on the Board, plus an attendance fee of $750 per meeting.

COMPENSATION TABLE

                                                              Total 1996
                      Van Eck/Chubb Funds               Van Eck "Fund Complex"
Nominee          Projected Annual Directors Fees1           Compensation2
-------          --------------------------------       ----------------------
John C. van Eck                  $0                                $0
Jeremy H. Biggs              $5,000                           $40,000
Wesley G. McGain             $5,000                           $44,000
David J. Olderman            $5,000                           $35,000
Michael O'Reilly                 $0                                $0

-------------------
1 Projected Annual Directors Fees are based on the current compensation paid by Van Eck/Chubb Funds to non-interested Directors. The amounts stated above assume attendance at all four Board meetings.

2 Compensation during 1996 from the Van Eck "Fund Complex." The term "Fund Complex" refers to the series of Van Eck Funds and Van Eck Worldwide Insurance Trust. No other compensation, including pension or other retirement benefits, is paid to the Directors by the Fund Complex.

OFFICERS OF VAN ECK/CHUBB FUNDS


                              Position(s)
                              With Van
 Name (Age)                   Eck/Chubb                Principal Occupation(s)
 & Address                    Funds*                   For the Past Five Years
 ---------                    ------                   -----------------------
Bruce J. Smith        (42)    Vice           Vice President and Treasurer of Van
99 Park Avenue                President      Eck  Funds  and  Van  Eck Worldwide
New York, NY 10016            and            Insurance  Trust;  officer of other
                              Treasurer      investment  companies  administered
                                             by  the  Investment  Administrator;
                                             Senior  Vice  President  and  Chief
                                             Financial   Officer   of  Van   Eck
                                             Associates  Corporation and Van Eck
                                             Securities Corporation.

Thaddeus M.           (50)    Vice           Vice President and Secretary of Van
 Leszczynski                  President      Eck  Funds  and Van  Eck  Worldwide
99 Park Avenue                and            Insurance  Trust;  officer of other
New York, NY 10016            Secretary      investment  companies  administered
                                             by  the  Investment  Administrator;
                                             Vice   President,   Secretary   and
                                             General    Counsel   of   Van   Eck
                                             Associates  Corporation and Van Eck
                                             Securities Corporation.

Susan  I. Grant       (44)    Assistant      Assistant   Secretary  of  Van  Eck
99 Park Avenue                Secretary      Funds   and   Van   Eck   Worldwide
New York, NY 10016                           Insurance Trust; Senior Attorney of
                                             Van  Eck  Associates   Corporation.
                                             Prior to joining Van Eck,  employed
                                             by Royce  Funds  (1994 - 1996)  and
                                             First Investors Corporation (1989 -
                                             1994).

------------------
*Each officer has held this position since September 1997.


VOTING INSTRUCTIONS

     Properly-executed proxy cards will be deemed to authorize the approval of all of the five nominees, unless authority has been withheld on any or all of the nominees according to the directions on the proxy card.

REQUIRED VOTE

     A plurality of all votes cast at the meeting are sufficient to elect Directors.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Special Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. According to the Fund's Bylaws, annual meetings when held will be held in the month of April of any year. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Van Eck/Chubb Funds, Inc., 99 Park Avenue, New York, New York 10016.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE CONTINENTAL UNITED STATES.
--------------------------------------------------------------------------------

October 8, 1997

(Front)
                            VAN ECK/CHUBB FUNDS, INC
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 1997

     The undersigned shareholder of Van Eck/Chubb Funds, Inc., having received Notice of the Special Meeting of Shareholders of the Fund to be held on November 17, 1997 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Barbara Allen, Susan Grant and Susan Min and each of them, true and lawful attorneys or attorney of the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, NY 10016 on November 17, 1997 at 3:00 P.M., New York time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally presented.

                                    For joint accounts, all co-owners must sign.
                                    Executors,  administrators,  trustees,  etc.
                                    should so indicate when signing.









TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS       VANGLF      KEEP TIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY

                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



VOTE ON DIRECTORS                                FOR   WITHHOLD   FOR ALL   TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT"
                                                 ALL     ALL      EXCEPT:   and write the nominee's number on the line below.
1. To elect the following persons as Directors:   //      //        //
   01) John C. van Eck, 02) Jeremy H. Biggs,
   03) Wesley G. McCain, 04) David J. Olderman,
   05) Michael O'Reilly                           //      //        //      ---------------------------------------------

2. To consider and act upon any other maters which may properly come before the meeting or any adjournment thereof:

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED ABOVE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED ABOVE OR FOR ALL THE PROPOSED IF NO CHOICE IS INDICATED.

   PLEASE MARK YOUR PROXY, DATE AND SIGN IT BELOW AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

----------------------------------------------     -----------------------------------------
|                                            |     |                                       |
----------------------------------------------     -----------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)   Date      Signature (Joint Owners)             Date

